Securities, 424I - Securities, 424I: 1	Oct. 16, 2025 USD ($)
Securities, 424I Table
Fee Previously Paid	false
Security Class Title	Ordinary Shares, par value $0.00005 per share
Fee Rate	0.00014%
Amount of Registration Fee	$ 1,270.52